SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 31, 2013

THE FIRST BANCSHARES, INC.
----------------------------------------------
(Exact name of registrant as specified in its charter)

MISSISSIPPI	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

6480 US Highway 98 West Hattiesburg, Mississippi		39402
(Address of principal executive offices		(Zip Code)

Registrant's telephone number, including area code:    (601) 268-8998

Not applicable
--------------
(Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement.

On January 31, 2013, The First Bancshares, Inc., a Mississippi corporation (“The First”) entered into an Acquisition Agreement (the “Agreement”) with First Baldwin Bancshares, Inc., an Alabama corporation (“Baldwin”). The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, The First will acquire all of the outstanding shares (the “Acquisition”) of Baldwin’s wholly-owned subsidiary, First National Bank of Baldwin County, a national banking association (“FNB”).  Subject to the terms and conditions of the Agreement, which has been approved by the Boards of Directors of The First and Baldwin, Baldwin intends to file a voluntary bankruptcy petition under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court (“Bankruptcy Court”) and to seek Bankruptcy Court approval of the Agreement and the Acquisition through a Chapter 11 plan.  Upon approval by the Bankruptcy Court and consummation of the Acquisition, all outstanding FNB common stock will be sold to The First for cash consideration not to exceed $2,700,000 (the “Purchase Price”).  Each outstanding share of FNB common stock will remain outstanding and be unaffected by the Acquisition.

As soon as practicable after the Acquisition, FNB will authorize and enter into an agreement whereby FNB will transfer substantially all of its assets and liabilities to The First’s wholly-owned subsidiary, The First, A National Banking Association (the “Bank”).  Alternatively, and  subject to certain conditions, FNB may enter into an agreement with Baldwin whereby The First may restructure its acquisition of FNB by either providing for (1) the purchase and assumption by The First of stock of FNB, (2) the purchase and assumption of substantially all of the assets and liabilities of FNB, or (3) the merger of FNB with and into the Bank.

The Agreement contains customary representations and warranties from both The First and Baldwin and each have agreed to customary covenants, including, among others, covenants relating to (1) the conduct of The First’s and Baldwin’s businesses during the interim period between the execution of the Agreement and the completion of the Acquisition, (2) certificates of approval from the respective officers of the parties regarding approval by the Boards of Directors of The First, Baldwin and FNB of the Acquisition, the Agreement and the transactions contemplated thereby.  Baldwin has also agreed, subject to certain exceptions, not to (1) solicit proposals relating to alternative business combination transactions or (2) enter into any discussions, or enter into any agreement, concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Completion of the Acquisition is subject to certain customary conditions, including, among others, (1) receipt of all required regulatory and bankruptcy court approvals and (2) the absence of any law or order prohibiting the completion of the Acquisition.  Each party’s obligation to complete the Acquisition is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Agreement, and (3) certain elections under applicable provisions of the Internal Revenue Service code and Treasury regulations.

The Agreement contains certain termination rights for The First and Baldwin, as the case may be, applicable upon: (1) June 30, 2013, if the Acquisition has not been completed by that date, (2) final, non-appealable denial of required regulatory approvals or an injunction prohibiting the transactions contemplated by the Agreement, (3) a breach by the other party that is not or cannot be cured within 30 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Agreement, or (4) the Bankruptcy Court approving an alternative transaction.  Further, The First may terminate the Agreement if certain actions are not taken by the Bankruptcy Court regarding certain assets of FNB or if certain material information related to Baldwin and delivered after the date of the Agreement is unsatisfactory to The First.

The foregoing description of the Acquisition and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.  The Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about The First, Baldwin, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of The First, Baldwin or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by The First.

Important Additional Information

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Forward Looking Statements

Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results. These forward-looking statements are subject to a number of factors and uncertainties which could cause The First’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements. Forward-looking statements speak only as of the date they are made and The First does not assume any duty to update forward-looking statements. In addition to factors previously disclosed in The First’s reports filed with the SEC and those identified elsewhere in this Current Report on Form 8-K, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that the proposed transaction does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; the anticipated benefits from the proposed transaction such as it being accretive to earnings, expanding our geographic presence and synergies are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations (including changes to capital requirements) and their enforcement, and the degree of competition in the geographic and business areas in which the companies operate; the ability to promptly and effectively integrate the businesses of FNB, the Bank, and The First; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on acquisition-related issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings; changes in interest rates and capital markets; inflation; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board, the Office of the Comptroller of the Currency and federal and state banking regulators, and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Item 7.01 Regulation FD Disclosure. On January 31, 2013, The First Bancshares, Inc. issued a press release announcing the signing of a definitive agreement to acquire First National Bank of Baldwin County, headquartered in Foley, Alabama .  A copy of this press release is attached hereto as Exhibit 99.1. This information is furnished under Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits.

Exhibit 2.1 Exhibit 99.1
Acquisition Agreement, dated as of January 31, 2013, between The First Bancshares, Inc. and First Baldwin Bancshares, Inc.

Press release dated January 31, 2013 announcing the signing of a definitive agreement to acquire First National Bank of Baldwin County, headquartered in Foley, Alabama.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2013

THE FIRST BANCSHARES, INC.

By:    /s/ Donna T. Lowery
Name:    Donna T. Lowery
Title:   Chief Financial Officer